Exhibit 10.21
     AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT dated as of March 23, 2006 (this “Amendment”), among Town Sports International Holdings, Inc., a Delaware corporation (the “Company”), Town Sports International, Inc., a New York corporation (“TSI”), and those of the Stockholders (as defined in the Registration Rights Agreement referred to below) that are signatories hereto (the Company, TSI and such Stockholders are herein referred to collectively as the “Parties”).
RECITALS
     A. The Parties and certain other Stockholders have entered into to that certain Registration Rights Agreement dated as of February 4, 2004 (the “Registration Rights Agreement”).
     B. The Parties desire to amend the Registration Rights Agreement in accordance with Section 11(c) of the Registration Rights Agreement.
AGREEMENT
     NOW, THEREFORE, on the basis of the preceding facts, and in consideration of the mutual agreements and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:
     1. Definitions. Unless the context otherwise requires, all capitalized and other defined terms not defined in this Amendment shall have the respective meanings accorded to them in the Registration Rights Agreement.
     2. Amendment. Section 3(c) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:
     “(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, then the Company will include in such registration all securities requested to be included in such registration; provided, however, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, then the Company will include in such registration first, the securities the Company proposes to sell, and then (i) in the case of an IPO which is a Qualified Public Offering, (A) second, the other Registrable Securities requested to be included in such registration pro rata among the holders of such Registrable Securities on the basis of the number of shares requested to be included therein by each such holder; provided, however, that, pursuant to this clause (A), Mark Smith shall not be permitted to include (1) more than 25% of the number of his Registrable Securities on March 23, 2006 in such registration, and (2) more than the MS Over-allotment

Amount to be sold only upon the exercise of any over-allotment option granted to the underwriters in connection with such registration; and (B) third, other securities, if any, requested to be included is such registration; or (ii) in all other instances, (A) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities requested to be included therein by each such holder, and (B) third, other securities, if any, requested to be included in such registration. As used in the Section 3(c), the term “MS Over-allotment Amount” means such number of Mark Smith’s Registrable Securities that is equal to the excess of 50% of the number of his Registrable Securities on March 23, 2006 over the number of his Registrable Securities that were sold in connection with the Qualified Public Offering (if any) pursuant clause (i) (A)(1) above in this Section 3(c).”
     3. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York.
     4. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in any number of counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.
     5. Bound Parties. The Registration Rights Agreement is being amended by this Amendment pursuant to Section 11(c) of the Registration Rights Agreement and shall be effective upon the execution and delivery of this Amendment by the requisite approval of the Company and those Stockholders specified in Section 11 of the Registration Rights Agreement.
     6. No Other Amendment. Except as expressly amended by this Amendment, the Registration Rights Agreement otherwise shall remain unaffected and shall be in full force and effect.

     IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment as of the date first above written.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

By:	/S/ RICHARD PYLE

Name: Richard Pyle
Title: Chief Financial Officer
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

TOWN SPORTS INTERNATIONAL, INC.

By:	/S/ RICHARD PYLE

Name: Richard Pyle
Title: Chief Financial Officer
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BRUCKMANN, ROSSER, SHERRILL & CO., LP

By:	/s/ BRUCE BRUCKMANN

Name:
Title:
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

FARALLON CAPITAL PARTNERS, L.P.

By:	FARALLON CAPITAL PARTNERS, L.L.C.
Its:	GENERAL PARTNER

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

By: FARALLON PARTNERS, L.L.C.
ITS: GENERAL PARTNER

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

RR CAPITAL PARTNERS, L.P.

By: FARALLON CAPITAL PARTNERS, L.L.C.
Its: GENERAL PARTNER

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

BY: FARALLON PARTNERS, L.L.C.
ITS: GENERAL PARTNERS

By:	/S/ MARK C. WEHRLY

Name: Mark C. Wehrly
Title: Managing Member
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CANTERBURY DETROIT PARTNERS, L.P.

By:	/S/ PATRICK TURNER

Name: Patrick Turner
Title: Member
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CANTERBURY MEZZANINE CAPITAL, L.P.

By:	/S/ PATRICK TURNER

Name: Patrick Turner
Title: Member
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ROSEWOOD CAPITAL, L.P.

By:	/S/ KYLE ANDERSON

Name: Kyle Anderson
Title: Managing Director
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CS EQUITY LLC

By:	/S/ JASON M. FISH

Name: Jason M. Fish
Title: President
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/S/ KEITH ALESSI

KEITH ALESSI
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/S/ PAUL ARNOLD

PAUL ARNOLD
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BRUCE BRUCKMANN
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ELIZABETH MCSHANE
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BEVERLY PLACE
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

D. BRUCKMANN
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BCB PARTNERSHIP
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

NAZ PARTNERSHIP
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

HAROLD O. ROSSER
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

VIRGIL SHERRILL
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

STEPHEN SHERRILL
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

NANCY ZWENG
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

PAUL D. KAMINSKI
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

MERRILL LYNCH PEARCE FENNER & SMITH,
CUSTODIAN FOR THE BENEFIT OF PAUL D. KAMINSKI
IRA.

By
Name:
Title:
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

DB SECURITIES INC., CUSTODIAN FOR THE BENEFIT OF
PAUL D. KAMINSKI IRA

By:

Name:
Title:
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/S/ MARK SMITH

MARK SMITH
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/S/ ROBERT GIARDINA

ROBERT GIARDINA
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/S/ RICHARD PYLE

RICHARD PYLE
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

/S/ ALEXANDER ALIMANESTIANU

ALEXANDER ALIMANESTIANU
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

DEBBIE SMITH
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CAROL CORNBILL
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

EDWARD TRAINOR
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ROBERT CALVO
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

MAGGIE STEVENS
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

RAY DEWHIRST
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

NINA DUCHAINE
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

HEINZ RITSCHARD
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

FELICIA BACHICCIO
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

KARL DERLETH
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

PEGGY HOUREN
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

DAN GALLAGHER
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

KELLEY BUBOLO
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ANN HAUGHEY
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

FRED TALTY
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

LISA HUFCUT
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

MARK TERLITSKY
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

JOHN KRAEMER
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

DANNY VERINA
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

BARBARA SULLIVAN
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

JENNY SINERT
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

JUDITH HICKEY
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

DAVID HARTOP
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

JILL CORELLA
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

SETH SHERMAN
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

CHRIS RUTA
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

KATE ROCKETT
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

JO ROCKETT
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

SEAN O’HEAREN
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

NANCY OBERG
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

JEFF LANDE
[Signature Page to Amendment No. 1 to Registration Rights Agreement]

D. BRUCKMANN
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

HAROLD O. ROSSER
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

VIRGIL SHERRILL
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

STEPHEN SHERRILL
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

NANCY ZWENG
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

PAUL D. KAMINSKI
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

/S/ MARK SMITH
MARK SMITH
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

/S/ ROBERT GIARDINA
ROBERT GIARDINA
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

/S/ RICHARD PYLE
RICHARD PYLE
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

/S/ ALEXANDER ALIMANESTIANU
ALEXANDER ALIMANESTIANU
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

DEBBIE SMITH
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

CAROL CORNBILL
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

EDWARD TRAINOR
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

ROBERT CALVO
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

MAGGIE STEVENS
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

RAY DEWHIRST
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

NINA DUCHAINE
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

HEINZ RITSCHARD
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

FELICIA BACHICCIO
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

KARL DERLETH
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

PEGGY HOUREN
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

DAN GALLAGHER
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

KELLEY BUBOLO
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

ANN HAUGHEY
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

FRED TALTY
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

LISA HUFCUT
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

MARK TERLITSKY
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

JOHN KRAEMER
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

DANNY VERINA
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

BARBARA SULLIVAN
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

JENNY SINERT
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

JUDITH HICKEY
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

DAVID HARTOP
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

JILL CORELLA
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

SETH SHERMAN
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

CHRIS RUTA
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

KATE ROCKETT
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

JO ROCKETT
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

SEAN O’HEAREN
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

NANCY OBERG
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

JEFF LANDE
[Signature Page to Amendment No. 1 to Stockholders Agreement and Consent Agreement]

Schedule A
to
Amendment No. 1
to Stockholders Agreement
1.	Separation Agreement and General Release, dated March 23, 2006, among the Company, TSI and Mark Smith and the transactions contemplated thereby, as well as such other agreements, documents or instruments contemplated thereby or required or covenant to affect the transactions contemplated thereby.

2.	Letter Agreement, dated March 23, 2006, among the Company, TSI, Mark Smith and the other parties thereto and the transactions contemplated thereby, as well as such other agreements, documents or instruments contemplated thereby or required or covenant to affect the transactions contemplated thereby.